Annual Report

                    CAPITAL
                    APPRECIATION
                    FUND

                    DECEMBER 31, 2002


[LOGO]
T. ROWE PRICE(R)

     REPORT HIGHLIGHTS

     Capital Appreciation Fund

..    The bear market deepened and broadened in 2002 as stocks fell for a third straight year. Bonds again outperformed stocks.

..    The fund held up well during the past six months and achieved a modest gain for the year as a whole.

..    The fund's strong performance in 2002 versus the overall market (S&P 500
     Stock Index) reflected its conservative asset allocation and value approach.

..    Strong cash inflows gave us the opportunity to buy many higher-quality companies at attractive prices.

..    The cycle favoring value stocks may be ending as investor sentiment improves, but we will continue seeking solid long-term returns while reducing risk.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

Whew! It is with relief that we put 2002 behind us. It was a miserable year for the equity markets as investors suffered through a third year of declining prices for the first time since 1939-41. Your fund could not escape the severe stock market declines of the second and third quarters, but its conservative asset allocation and focus on value stocks provided significant shelter from the storm.

The fund's returns for the 6- and 12-month periods compared very favorably with the general market, represented by the S&P 500 Stock Index and the fund's Lipper group index. Taking a longer-term view, the fund's average annual returns of 8.93% and 11.85% for the 5- and 10-year periods ended December 31, 2002, respectively, exceeded the -0.59% and 9.34% returns of the S&P 500 for those same periods.

PERFORMANCE COMPARISON
---------------------------------------------------------------

Periods Ended 12/31/02                  6 Months   12 Months
---------------------------------------------------------------
Capital Appreciation Fund                -2.20%          0.54%
---------------------------------------------------------------
S&P 500 Stock Index                     -10.30         -22.10
---------------------------------------------------------------
Lipper Multi-Cap Value Funds Index      -10.13         -17.61
---------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

         On December 17, your Board of Trustees declared a dividend of $0.28 per share for shareholders of record on that date. Additionally, the Board declared a capital gain distribution of $0.23 per share, of which $0.22 was long term. These distributions were paid on December 19. You should have already received a check or statement reflecting these distributions as well as Form 1099-DIV if you hold the fund in a taxable account.

INVESTMENT ENVIRONMENT

         Despite a fourth-quarter rally, major stock indexes reported double-digit losses for 2002. Although the economy showed definite signs of improvement, investors suffered a massive loss of confidence as the media focused on instances of corporate malfeasance and accounting irregularities. Additionally, geopolitical tensions mounted as the oil strike and political unrest in Venezuela, nuclear saber-rattling from North Korea, and the looming threat of conflict in Iraq combined to unsettle the global markets. Unlike the previous years of the bear market, there were few places for stock investors to hide as small-cap and value stocks were swept along in the decline.

         What was bad for stocks was good for high-quality bonds, which again outperformed stocks. Interest rates fell on balance; in October, the 10-year Treasury yield reached a 44-year low. Investors flocked to Treasuries and other high-quality issues and also poured money into money market funds despite their paltry yields.

PERFORMANCE REVIEW

         Although your fund had its share of disappointments and mistakes, it avoided most of the damage inflicted by the severe market decline that started in March 2000. From the end of that month through September 30, 2002, the S&P 500 Stock Index suffered a loss of 43.76% while your fund gained 26.62%. Positive returns were achieved in each of the past three years of the bear market (0.54% in 2002; 10.26% in 2001; and 22.17% in 2000) for an average annual gain of 10.64%.

         In large measure, this performance advantage reflected the portfolio's defensive structure, with its diversified mix of stocks, convertible securities, bonds, and reserves. Additionally, our focus on value stocks was rewarding because this sector entered the bear market deeply undervalued compared with the market index and outperformed growth stocks consistently during the downturn.

         We are gratified by this relative performance but recognize that these disparate price trends have eliminated much of the value sector's previous undervaluation. Our analysis indicates that value stocks have returned to a more normal relationship compared with the market. This suggests that your fund will increasingly reflect the general market in terms of direction and trend, but with less volatility.

PORTFOLIO HIGHLIGHTS

          The security diversification chart shows the fund structure at year-end, with common stocks and convertible securities representing 60% and 24%, respectively, of total net assets. The common stock exposure increased by five percentage points since midyear, and reserves declined commensurately.

SECURITY DIVERSIFICATION

          Common Stocks and Preferred Stocks           60%
          Convertible Bonds/Convertible Preferreds     24%
          Reserves                                      9%
          Bonds                                         7%

Based on net assets as of 12/31/02.

          Purchases far exceeded sales during the year as we committed reserves to the equity market and invested cash inflows from shareholders. We rely primarily on disciplined valuation work and rigorous fundamental research to guide our portfolio activity. As indicated in the table of Major Portfolio Changes following this letter, nine of the 10 largest purchases established new positions. Electric utilities were one of the worst-performing sectors of the market in the first nine months of the year, and we took advantage of that opportunity to add positions in TXU, NiSource, and Duke Energy. Disney, Wyeth, and Electronic Data Systems, whose depressed prices we found appealing, are quality companies we believe will generate significant growth over the next several years. Honeywell International and Dow Chemical attracted us because we believe they should have substantial earnings leverage in an improving global economy.

VOTING PROXIES

          In light of how much attention it has received, we want to take a moment to share our views on corporate governance issues insofar as they affect how we vote company proxies on your behalf. Each year we vote proxies for each portfolio company at the company's annual meeting. While the vast majority of proxy votes are straightforward and uncontroversial, increasingly we find proposals that require more analysis and thought.

          We feel strongly about several things. First, boards of directors must demonstrate responsible stewardship for the companies they oversee. We are happy to support them if they demonstrate proper stewardship, but we will raise issues with them and withhold our support if they do not. Second, we believe executives should be rewarded for the results they produce and the value they create. We have no problem with generous executive compensation when it is earned and justified, but we take issue with compensation schemes that detract from the value of the stockholders' investment or when there is little or no linkage between results and compensation. Third, we oppose efforts to weaken stockholders' abilities to exercise their rights as company owners. These comprise a wide range of proposals, including so-called stockholder rights plans, anti-takeover provisions, and other charter and by-law changes designed to limit their rights. The proxy season heats up each spring; rest assured, we will closely monitor issues that affect your portfolio and vote in a manner consistent with your interests.

SECTOR DIVERSIFICATION

          Industrials and Business Services and Materials        25%
          Consumer                                               17%
          Reserves and Other                                     15%
          Energy and Utilities                                   14%
          Financials                                             11%
          Health Care                                             9%
          Information Technology                                  6%
          Telecommunications Services                             3%

Based on net assets as of 12/31/02.

OUTLOOK

          We believe we saw the lows in the overall U.S. equities market during the sharp sell-off that culminated in October of last year. While it is impossible to predict the magnitude of a recovery, we have lived through a very severe bear market-worse than that of 1973-74. However, our investment approach does not depend on stock market forecasts. We try to identify quality companies that are selling at attractive valuations and invest in them when they are out of favor. We are willing to invest in a company based on its ability to improve its fundamental performance, and on the market's tendency to value the same company quite differently at different times. Our aim is to provide attractive returns over time, but also as smooth a ride as possible, by paying close attention to risk and doing our own independent fundamental research.

               Respectfully submitted,

               /S/ Stephen W. Boesel

               Stephen W. Boesel
               President and chairman of the fund's Investment Advisory
               Committee

               January 17, 2003

               The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    MAJOR PORTFOLIO CHANGES
    (Listed in descending order of size)

    6 Months Ended 12/31/02

    Largest Purchases                 Largest Sales
    ----------------------------------------------------------------------------

    Honeywell International *         Omnicom Group **
    ----------------------------------------------------------------------------
    Duke Energy *                     Washington Post
    ----------------------------------------------------------------------------
    TXU *                             Fortune Brands
    ----------------------------------------------------------------------------
    NiSource *                        Rouse
    ----------------------------------------------------------------------------
    Disney *                          Devon Energy
    ----------------------------------------------------------------------------
    St. Paul Companies *              Peregrine Systems **
    ----------------------------------------------------------------------------
    Prudential                        Unitrin
    ----------------------------------------------------------------------------
    Dow Chemical *
    -------------------------------
    Wyeth *
    -------------------------------
    Electronic Data Systems *
    -------------------------------


     * Position added
    ** Position eliminated

     6

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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                    12/31/02
    --------------------------------------------------------------------------

    Roche Holdings                                                      3.7%
    --------------------------------------------------------------------------
    Newmont Mining                                                      3.6
    --------------------------------------------------------------------------
    Loews                                                               3.0
    --------------------------------------------------------------------------
    Amerada Hess                                                        2.3
    --------------------------------------------------------------------------
    Ryder System                                                        2.2
    --------------------------------------------------------------------------

    Hilton                                                              2.2
    --------------------------------------------------------------------------
    Merck                                                               2.0
    --------------------------------------------------------------------------
    Washington Post                                                     1.9
    --------------------------------------------------------------------------
    SAFECO                                                              1.9
    --------------------------------------------------------------------------
    Union Pacific                                                       1.9
    --------------------------------------------------------------------------

    Inco                                                                1.6
    --------------------------------------------------------------------------
    Verizon Communications                                              1.6
    --------------------------------------------------------------------------
    FirstEnergy                                                         1.6
    --------------------------------------------------------------------------
    Rouse                                                               1.4
    --------------------------------------------------------------------------
    Murphy Oil                                                          1.4
    --------------------------------------------------------------------------

    Schering-Plough                                                     1.3
    --------------------------------------------------------------------------
    Hewlett-Packard                                                     1.3
    --------------------------------------------------------------------------
    Meredith                                                            1.3
    --------------------------------------------------------------------------
    Philip Morris                                                       1.2
    --------------------------------------------------------------------------
    Potash Corp./Saskatchewan                                           1.2
    --------------------------------------------------------------------------

    Fannie Mae (Federal National Mortgage Assn.)                        1.2
    --------------------------------------------------------------------------
    Unocal                                                              1.2
    --------------------------------------------------------------------------
    Corning                                                             1.2
    --------------------------------------------------------------------------
    AOL Time Warner                                                     1.2
    --------------------------------------------------------------------------
    GAP                                                                 1.1
    --------------------------------------------------------------------------

    Total                                                              44.5%

    Note: Table excludes investments in the T.Rowe Price Reserve Investment Fund and U.S. Treasuries.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

        This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

        CAPITAL APPRECIATION FUND
        ----------------------------------------------------------------

          As of 12/31/02

                                      Lipper Multi-              Capital
                                          Cap Value         Appreciation
                 S&P 500 Index          Funds Index                 Fund
    12/31/1992         $10,000              $10,000              $10,000
        Dec-93         $11,008              $11,373              $11,566
        Dec-94         $11,153              $11,385              $12,005
        Dec-95         $15,345              $14,916              $14,715
        Dec-96         $18,868              $18,047              $17,189
        Dec-97         $25,163              $22,903              $19,974
        Dec-98         $32,354              $24,398              $21,128
        Dec-99         $39,162              $25,847              $22,621
        Dec-00         $35,595              $28,337              $27,636
        Dec-01         $31,364              $28,705              $30,472
        Dec-02         $24,432              $23,651              $30,637

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------------------------------------------

        This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

           Periods Ended 12/31/02        1 Year    3 Years   5 Years    10 Years
           ---------------------------------------------------------------------
           Capital Appreciation Fund     0.54%     10.64%    8.93%      11.85%
           ---------------------------------------------------------------------

        Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

     8

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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS              For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                           Year
                                          Ended
                                       12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
NET ASSET VALUE
Beginning of period                    $  14.64   $  13.95   $  12.51   $  13.22   $  14.71
                                       ----------------------------------------------------
Investment activities
   Net investment income (loss)            0.33       0.39       0.44       0.51       0.49
   Net realized and
   unrealized gain (loss)                 (0.25)      1.03       2.27       0.41       0.34
                                       ----------------------------------------------------
   Total from
   investment activities                   0.08       1.42       2.71       0.92       0.83
                                       ----------------------------------------------------
Distributions
   Net investment income                  (0.28)     (0.38)     (0.45)     (0.50)     (0.50)
   Net realized gain                      (0.23)     (0.35)     (0.82)     (1.13)     (1.82)
                                       ----------------------------------------------------
   Total distributions                    (0.51)     (0.73)     (1.27)     (1.63)     (2.32)
                                       ----------------------------------------------------
NET ASSET VALUE
End of period                          $  14.21   $  14.64   $  13.95   $  12.51   $  13.22
                                       ----------------------------------------------------

Ratios/Supplemental Data
Total return**                             0.54%*    10.26%     22.17%      7.07%      5.77%
-------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                         0.85%      0.86%      0.87%      0.88%      0.62%
-------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                 2.39%      2.85%      3.22%      3.44%      3.04%
-------------------------------------------------------------------------------------------
Portfolio turnover rate                    17.6%      25.1%      32.4%      28.3%      52.6%
-------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                          $  1,853   $  1,405   $    914   $    856   $  1,004
-------------------------------------------------------------------------------------------

 *Includes 0.07% effect of payment from the manager - See Note 4.
**Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                               December 31, 2002

  PORTFOLIO OF INVESTMENTS                              Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

       COMMON STOCKS & RIGHTS 60.0%

       CONSUMER DISCRETIONARY 10.0%

       Hotels, Restaurants & Leisure 1.1%
       Mandalay Resort Group *                             320,000     $   9,795
       -------------------------------------------------------------------------
       Marriott, Class A                                   310,000        10,190
       -------------------------------------------------------------------------
                                                                          19,985
                                                                       ---------
       Household Durables 1.2%
       Fortune Brands                                      420,000        19,534
       -------------------------------------------------------------------------
       National Presto                                      67,000         1,969
       -------------------------------------------------------------------------
                                                                          21,503
                                                                       ---------
       Leisure Equipment & Products 0.4%
       Hasbro                                              660,000         7,623
       -------------------------------------------------------------------------
                                                                           7,623
                                                                       ---------
       Media 6.3%
       AOL Time Warner *                                   890,000        11,659
       -------------------------------------------------------------------------
       Comcast, Class A *                                  622,414        14,670
       -------------------------------------------------------------------------
       Disney                                              587,000         9,574
       -------------------------------------------------------------------------
       Meredith                                            585,000        24,050
       -------------------------------------------------------------------------
       New York Times, Class A                             336,000        15,365
       -------------------------------------------------------------------------
       Reader's Digest, Class A                            425,000         6,418
       -------------------------------------------------------------------------
       Washington Post, Class B                             48,000        35,424
       -------------------------------------------------------------------------
                                                                         117,160
                                                                       ---------
       Multiline Retail 0.1%
       Hills Stores, Rights **                             175,000             0
       -------------------------------------------------------------------------
       Nordstrom                                           155,000         2,940
       -------------------------------------------------------------------------
                                                                           2,940
                                                                       ---------
       Specialty Retail 0.9%
       GAP                                                 865,000        13,425
       -------------------------------------------------------------------------
       Petrie Stores Liquidation Trust *                 2,585,000         2,688
       -------------------------------------------------------------------------
                                                                          16,113
                                                                       ---------
       Total Consumer Discretionary                                      185,324
                                                                       ---------
     10

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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

    CONSUMER STAPLES 2.3%

    Food & Drug Retailing 0.8%
    CVS                                                   570,000   $     14,233
    ----------------------------------------------------------------------------
                                                                          14,233
                                                                    ------------
    Tobacco 1.5%
    Loews - Carolina Group                                289,500          5,868
    ----------------------------------------------------------------------------
    Philip Morris                                         570,000         23,102
    ----------------------------------------------------------------------------
                                                                          28,970
                                                                    ------------
    Total Consumer Staples                                                43,203
                                                                    ------------

    ENERGY 6.5%

    Oil & Gas 6.5%
    Amerada Hess                                          780,000         42,939
    ----------------------------------------------------------------------------
    ChevronTexaco                                         146,300          9,726
    ----------------------------------------------------------------------------
    Devon Energy                                          203,150          9,325
    ----------------------------------------------------------------------------
    Imperial Oil                                          530,000         15,211
    ----------------------------------------------------------------------------
    Marathon Oil                                          825,000         17,564
    ----------------------------------------------------------------------------
    Murphy Oil                                            610,000         26,138
    ----------------------------------------------------------------------------
    Total Energy                                                         120,903
                                                                    ------------

    FINANCIALS 6.3%

    Diversified Financials 0.3%
    Leucadia National                                     167,000          6,231
    ----------------------------------------------------------------------------
                                                                           6,231
                                                                    ------------
    Insurance 6.0%
    Loews                                                 611,000         27,165
    ----------------------------------------------------------------------------
    Mutual Risk Management                                419,000             15
    ----------------------------------------------------------------------------
    Prudential                                            507,000         16,092
    ----------------------------------------------------------------------------
    SAFECO                                              1,018,000         35,294
    ----------------------------------------------------------------------------
    St. Paul Companies                                    377,100         12,840
    ----------------------------------------------------------------------------
    Unitrin                                                69,000          2,016
    ----------------------------------------------------------------------------
    White Mountains Insurance Group                        51,700         16,699
    ----------------------------------------------------------------------------
                                                                         110,121
                                                                    ------------
    Total Financials                                                     116,352
                                                                    ------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

    HEALTH CARE 4.6%

    Pharmaceuticals 4.6%
    Bristol-Myers Squibb                                   617,000   $    14,284
    ----------------------------------------------------------------------------
    Merck                                                  646,000        36,570
    ----------------------------------------------------------------------------
    Schering-Plough                                      1,112,000        24,686
    ----------------------------------------------------------------------------
    Wyeth                                                  263,000         9,836
    ----------------------------------------------------------------------------
    Total Health Care                                                     85,376
                                                                     -----------

    INDUSTRIALS & BUSINESS SERVICES 7.7%

    Aerospace & Defense 1.0%
    Honeywell International                                761,000        18,264
    ----------------------------------------------------------------------------
                                                                          18,264
                                                                     -----------

    Air Freight & Logistics 2.2%
    Ryder System                                         1,820,000        40,841
    ----------------------------------------------------------------------------
                                                                          40,841
                                                                     -----------

    Commercial Services & Supplies 1.4%
    R.R. Donnelley                                         400,000         8,708
    ----------------------------------------------------------------------------
    Waste Management                                       750,000        17,190
    ----------------------------------------------------------------------------
                                                                          25,898
                                                                     -----------

    Industrial Conglomerates 1.9%
    3M                                                     151,000        18,618
    ----------------------------------------------------------------------------
    Tyco International                                     940,000        16,055
    ----------------------------------------------------------------------------
                                                                          34,673
                                                                     -----------

    Marine 0.4%
    Bergesen, Series A (NOK)                               135,000         2,570
    ----------------------------------------------------------------------------
    Overseas Shipholding Group                             309,000         5,531
    ----------------------------------------------------------------------------
                                                                           8,101
                                                                     -----------

    Road & Rail 0.8%
    Burlington Northern Santa Fe                           593,000        15,424
    ----------------------------------------------------------------------------
                                                                          15,424
                                                                     -----------
    Total Industrials & Business Services                                143,201
                                                                     -----------

    INFORMATION TECHNOLOGY 2.1%

    Computer Peripherals 1.4%
    Hewlett-Packard                                      1,421,000        24,668
    ----------------------------------------------------------------------------
                                                                          24,668
                                                                     -----------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

     IT Consulting & Services 0.7%

     Electronic Data Systems                              720,000   $     13,270
     ---------------------------------------------------------------------------
                                                                          13,270
                                                                    ------------
     Total Information Technology                                         37,938
                                                                    ------------

     MATERIALS 11.6%

     Chemicals 6.0%

     Agrium                                             1,843,100         20,846
     ---------------------------------------------------------------------------
     Cabot *                                              230,000          6,104
     ---------------------------------------------------------------------------
     Dow Chemical                                         340,000         10,098
     ---------------------------------------------------------------------------
     DuPont                                               160,000          6,784
     ---------------------------------------------------------------------------
     Great Lakes Chemical                                 830,000         19,820
     ---------------------------------------------------------------------------
     Hercules *                                           145,000          1,276
     ---------------------------------------------------------------------------
     Imperial Chemical ADR                                585,000          8,418
     ---------------------------------------------------------------------------
     Octel +                                              990,000         15,642
     ---------------------------------------------------------------------------
     Potash Corp./Saskatchewan                            360,000         22,892
     ---------------------------------------------------------------------------
                                                                         111,880
                                                                    ------------

     Containers & Packaging 0.1%

     Longview Fibre *                                     222,000          1,605
     ---------------------------------------------------------------------------
                                                                           1,605
                                                                    ------------
     Metals & Mining 4.7%

     Newmont Mining                                     2,295,000         66,624
     ---------------------------------------------------------------------------
     Phelps Dodge *                                       572,000         18,104
     ---------------------------------------------------------------------------
     Placer Dome                                          140,000          1,610
     ---------------------------------------------------------------------------
                                                                          86,338
                                                                    ------------
     Paper & Forest Products 0.8%

     MeadWestvaco                                         120,000          2,965
     ---------------------------------------------------------------------------
     Potlatch                                             416,000          9,934
     ---------------------------------------------------------------------------
     Weyerhaeuser                                          50,000          2,461
     ---------------------------------------------------------------------------
                                                                          15,360
                                                                    ------------
     Total Materials                                                     215,183
                                                                    ------------

     TELECOMMUNICATION SERVICES 3.1%

     Diversified Telecommunication Services 3.1%

     AT&T                                                 384,800         10,047
     ---------------------------------------------------------------------------
     Sprint                                             1,135,000         16,435
     ---------------------------------------------------------------------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

     Verizon Communications                               780,000   $     30,225
     ---------------------------------------------------------------------------
     Total Telecommunication Services                                     56,707
                                                                    ------------

     UTILITIES 5.8%

     Electric Utilities 4.1%

     FirstEnergy                                          906,046         29,872
     ---------------------------------------------------------------------------
     Great Plains Energy                                  280,000          6,407
     ---------------------------------------------------------------------------
     Pinnacle West Capital                                145,500          4,960
     ---------------------------------------------------------------------------
     TXU                                                  782,700         14,621
     ---------------------------------------------------------------------------
     Unisource Energy                                   1,139,000         19,693
     ---------------------------------------------------------------------------
                                                                          75,553
                                                                    ------------
     Gas Utilities 0.6%

     NiSource                                             547,000         10,940
     ---------------------------------------------------------------------------
                                                                          10,940
                                                                    ------------
     Multi-Utilities & Unregulated Power 1.1%

     Duke Energy                                          645,000         12,604
     ---------------------------------------------------------------------------
     El Paso Energy                                     1,220,000          8,491
     ---------------------------------------------------------------------------
                                                                          21,095
                                                                    ------------
     Total Utilities                                                     107,588
                                                                    ------------

     Total Common Stocks & Rights (Cost $1,022,813)                    1,111,775
                                                                    ------------

     Convertible Preferred Stocks 8.4%

     Baxter International *                                55,000          2,718
     ---------------------------------------------------------------------------
     Cummins Capital Trust I                               80,000          3,578
     ---------------------------------------------------------------------------
     El Paso Energy Capital Trust I                       127,000          2,311
     ---------------------------------------------------------------------------
     Ford Motor Company Capital Trust II                  435,000         17,770
     ---------------------------------------------------------------------------
     Hercules Trust II                                      6,500          2,941
     ---------------------------------------------------------------------------
     Lucent Technologies                                   27,700         13,880
     ---------------------------------------------------------------------------
     Newell Financial Trust I                             225,000         10,253
     ---------------------------------------------------------------------------
     Owens-Illinois                                       325,000          8,613
     ---------------------------------------------------------------------------
     Rouse, Series B                                      582,000         26,790
     ---------------------------------------------------------------------------
     Sealed Air, Series A                                 137,000          5,836
     ---------------------------------------------------------------------------
     Travelers Property Casualty, Jr. Sub. Notes          165,000          3,688
     ---------------------------------------------------------------------------
     Union Pacific Capital Trust                          670,000         34,338
     ---------------------------------------------------------------------------
     Unocal Capital Trust                                 435,000         22,313
     ---------------------------------------------------------------------------

     Total Convertible Preferred Stocks (Cost $166,707)                  155,029
                                                                    ------------

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

                                                                Shares/Par             Value
--------------------------------------------------------------------------------------------
                                                                                In thousands
    PREFERRED STOCKS 0.1%

    Entergy-GSU, VR                                                 18,543       $       929
    ----------------------------------------------------------------------------------------
    Pacific Gas & Electric *                                        20,000               475
    ----------------------------------------------------------------------------------------
    Southern California Edison                                       5,000               390
    ----------------------------------------------------------------------------------------

    Total Preferred Stocks (Cost $1,175)                                               1,794
                                                                                 -----------

    CONVERTIBLE BONDS 15.5%

    AOL Time Warner, Zero Coupon, 12/6/19                       18,000,000            10,019
    ----------------------------------------------------------------------------------------
    Corning, Zero Coupon, 11/8/05                               38,500,000            21,782
    ----------------------------------------------------------------------------------------
    Electronic Data Systems, Sr. Conv. Notes
       Zero Coupon, 10/10/03                                     9,248,000             7,107
    ----------------------------------------------------------------------------------------
    GAP, Sr. Notes, 144A, 5.75%, 3/15/09                         6,000,000             7,520
    ----------------------------------------------------------------------------------------
    Hilton, Sr. Sub. Conv. Notes, 5.00%, 5/15/06                41,800,000            40,067
    ----------------------------------------------------------------------------------------
    Inco, 5.75%, 7/1/04                                         28,500,000            28,856
    ----------------------------------------------------------------------------------------
    Inco, LYONs, 144A, 3/29/07                                   2,500,000             1,687
    ----------------------------------------------------------------------------------------
    Liberty Media, Class B, Sr. Exch. Deb., 3.25%, 3/15/31       7,900,000             7,392
    ----------------------------------------------------------------------------------------
    Loews, 3.125%, 9/15/07                                      24,100,000            21,986
    ----------------------------------------------------------------------------------------
    Lowes, LYONs, 144A, 2/16/04                                  3,500,000             2,606
    ----------------------------------------------------------------------------------------
    Motorola, LYONs, 9/27/13                                    16,750,000            12,622
    ----------------------------------------------------------------------------------------
    Oak Industries, Sr. Sub. Conv. Notes, 4.875%, 3/1/08         2,800,000             1,635
    ----------------------------------------------------------------------------------------
    Ogden, 5.75%, 10/20/02 /\                                      500,000                 0
    ----------------------------------------------------------------------------------------
    Roche Holdings, LYONs
              144A, 5/6/12 - 7/25/21                            91,000,000            48,824
              ------------------------------------------------------------------------------
              Sr. Notes, 144A, 4/20/10                          32,000,000            19,664
    ----------------------------------------------------------------------------------------
    Sepracor
              5.00%, 2/15/07                                     4,000,000             2,495
              ------------------------------------------------------------------------------
              7.00%, 12/15/05                                    3,800,000             3,193
    ----------------------------------------------------------------------------------------
    Siebel Systems, 5.50%, 9/15/06                              10,000,000             9,697
    ----------------------------------------------------------------------------------------
    Teck, 3.75%, 7/15/06                                        18,600,000            16,159
    ----------------------------------------------------------------------------------------
    Tyco International, Zero Coupon, 2/12/21                    16,250,000            12,358
    ----------------------------------------------------------------------------------------
    USF&G, Sr. Sub. Conv. Notes, Zero Coupon, 3/3/09            15,550,000            12,036
    ----------------------------------------------------------------------------------------

    Total Convertible Bonds (Cost $278,294)                                          287,705
                                                                                 -----------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                   Shares/Par           Value
--------------------------------------------------------------------------------
                                                                 In thousands

   CORPORATE BONDS  0.6%

   BellSouth Telecommunications, Sr. Notes
          5.85%, 11/15/45                              3,000,000    $      2,778
          ----------------------------------------------------------------------
   Paxson Communications, Sr. Sub. Notes
          STEP, 0%, 1/15/09                            8,000,000           5,000
          ----------------------------------------------------------------------
   Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11           3,000,000           3,285
   -----------------------------------------------------------------------------

   Total Corporate Bonds (Cost $11,147)                                   11,063
                                                                    ------------

   U.S GOVERNMENT OBLIGATIONS/
   AGENCIES   6.7%

   Federal National Mortgage Assn.
          4.75%, 11/14/03                             11,000,000          11,326
          ----------------------------------------------------------------------
          5.125%, 2/13/04                             11,000,000          11,451
   -----------------------------------------------------------------------------
   U.S. Treasury Notes
          3.00%, 1/31 - 2/29/04                       50,000,000          50,972
          ----------------------------------------------------------------------
          4.25%, 3/31/03                              50,000,000          50,369
   -----------------------------------------------------------------------------
   Total U.S. Government Obligations/
   Agencies (Cost $122,044)                                              124,118
                                                                    ------------

   SHORT-TERM INVESTMENTS 8.5%

   Money Market Funds 8.5%
   T. Rowe Price Reserve Investment Fund, 1.53% #+   157,283,213         157,283
   -----------------------------------------------------------------------------
   Total Short-Term Investments (Cost $157,283)                          157,283
                                                                    ------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities
99.8% of Net Assets (Cost $1,759,463)                          $    1,848,767

Other Assets Less Liabilities                                           4,467
                                                               --------------

NET ASSETS                                                     $    1,853,234
                                                               --------------

#        Seven-day yield
*        Non-income producing
+ Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
**       Security valued by the Fund's Board of Trustees
/\       In default with respect to payment of principal and interest.
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total of such securities at period-end amounts to $80,301 and represents 4.3% of net assets
ADR      American Depository Receipts
LYONs    Liquid Yield Option Notes
NOK      Norwegian krone
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VR       Variable Rate

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands



Assets

Investments in securities, at value
  Affiliated companies (cost $172,264)                              $   172,925
  Other companies (cost $1,587,199)                                   1,675,842
                                                                    -----------
  Total investments in securities                                     1,848,767
 Other assets                                                            12,197
                                                                    -----------
 Total assets                                                         1,860,964
                                                                    -----------

 Liabilities

 Total liabilities                                                        7,730
                                                                    -----------

 NET ASSETS                                                         $ 1,853,234
                                                                    -----------
 Net Assets Consist of:
 Undistributed net investment                                       $       686
 income (loss)
 Undistributed net realized gain (loss)                                    (120)
 Net unrealized gain (loss)                                              89,303
 Paid-in-capital applicable to 130,371,893 shares of
 no par value capital stock outstanding;
 unlimited shares authorized                                          1,763,365
                                                                    -----------

 NET ASSETS                                                         $ 1,853,234
                                                                    -----------

 NET ASSET VALUE PER SHARE                                          $     14.21
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                              Year
                                                             Ended
                                                          12/31/02

Investment Income (Loss)

Income
  Dividend                                                $ 31,382
  Interest (Including $4,064 from affiliated companies)     24,492
                                                          --------
  Total income                                              55,874
                                                          --------
Expenses
  Investment management                                     10,731
  Shareholder servicing                                      3,484
  Prospectus and shareholder reports                           179
  Custody and accounting                                       139
  Registration                                                  76
  Proxy and annual meeting                                      32
  Legal and audit                                               16
  Trustees                                                      14
  Miscellaneous                                                 15
                                                          --------
  Total expenses                                            14,686
  Expenses paid indirectly                                     (75)
                                                          --------
  Net expenses                                              14,611
                                                          --------
Net investment income (loss)                                41,263
                                                          --------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                30,412
  Payment from the manager                                   1,300
  Foreign currency transactions                                 (1)
                                                          --------
  Net realized gain (loss)                                  31,711
                                                          --------
Change in net unrealized gain (loss)
  Securities                                               (81,726)
  Other assets and liabilities
  denominated in foreign currencies                             (1)
                                                          --------
  Change in net unrealized gain (loss)                     (81,727)
                                                          --------
Net realized and unrealized gain (loss)                    (50,016)
                                                          --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                    $ (8,753)
                                                          --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/02      12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $   41,263    $   34,842
  Net realized gain (loss)                               31,711        36,798
  Change in net unrealized gain (loss)                  (81,727)       35,297
                                                     ----------    ----------
  Increase (decrease) in net assets from operations      (8,753)      106,937
                                                     ----------    ----------

Distributions to shareholders
  Net investment income                                 (35,158)      (34,308)
  Net realized gain                                     (28,874)      (31,590)
                                                     ----------    ----------
  Decrease in net assets from distributions             (64,032)      (65,898)
                                                     ----------    ----------

Capital share transactions *
  Shares sold                                           864,987       758,548
  Distributions reinvested                               61,219        64,013
  Shares redeemed                                      (405,597)     (371,738)
                                                     ----------    ----------
  Increase (decrease) in net assets from capital
  share transactions                                    520,609       450,823
                                                     ----------    ----------

Net Assets
Increase (decrease) during period                       447,824       491,862
Beginning of period                                   1,405,410       913,548
                                                     ----------    ----------

End of period                                        $1,853,234    $1,405,410
                                                     ----------    ----------
*Share information
  Shares sold                                            57,771        51,158
  Distributions reinvested                                4,302         4,442
  Shares redeemed                                       (27,730)      (25,039)
                                                     ----------    ----------
  Increase (decrease) in shares outstanding              34,343        30,561



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002

  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

      The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

      Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

      Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

      Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

      Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $63,000 and $12,000, respectively, for the year ended December 31, 2002.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $172,925,000 (9.3%). For the year then ended, $50,000 (0.2%) of dividend income, $4,064,000 (16.6%) of interest income, and $0 (0.0%) of net realized gain reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $690,232,000 and $210,352,000, respectively, for the year ended December 31, 2002. Purchases and sales of U.S. government securities aggregated $100,521,000 and $58,864,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

      Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

      --------------------------------------------------------------------------

      Ordinary income                                         $      36,413,000
      Long-term capital gain                                         27,619,000
                                                              -----------------
      Total distributions                                     $      64,032,000
                                                              -----------------

      At December 31, 2002, the tax-basis components of net assets were as follows:

      --------------------------------------------------------------------------

      Unrealized appreciation                                 $     213,167,000
      Unrealized depreciation                                      (123,985,000)
                                                              -----------------
      Net unrealized appreciation (depreciation)                     89,182,000
      Undistributed ordinary income                                     687,000
      Paid-in capital                                             1,763,365,000
                                                              -----------------
      Net assets                                              $   1,853,234,000
                                                              -----------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

      Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $108,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

      For the year ended 2002, the fund recorded the following permanent reclassifications, which relate to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

      --------------------------------------------------------------------------

      Undistributed net investment income                        $   (5,653,000)
      Undistributed net realized gain                                (3,864,000)
      Paid-in capital                                                 9,517,000

      At December 31, 2002, the cost of investments for federal income tax purposes was $1,759,585,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $976,000.

      In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

      administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subac-counting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $2,637,000 for the year ended December 31, 2002, of which $281,000 was payable at period-end.

      The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $4,064,000 and are reflected as interest income in the accompanying Statement of Operations.

      On October 1, 2002, Price Associates paid the fund $1.3 million to fully reimburse the effect of not exercising a put option on a convertible bond. The payment increased total return for the year ended December 31, 2002 by 0.07%.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

  REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of T. Rowe Price Capital Appreciation Fund

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      January 21, 2003

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/02
--------------------------------------------------------------------------------

    We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

  The fund's distributions to shareholders included:

    . $1,018,000 from short-term capital gains,

    . $31,720,000 from long-term capital gains, subject to the 20% rate gains category.

    For corporate shareholders, $28,360,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


ABOUT THE FUND'S TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Directorships of Other Public Companies
----------------------------------------------------------------------------------------------
Anthony W. Deering           Director, Chairman of the Board, President, and Chief
(1/28/45)                    Executive Officer, The Rouse Company, real estate developers
2001
----------------------------------------------------------------------------------------------
Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an acquisition and
(1/27/43)                    management advisory firm
1986
----------------------------------------------------------------------------------------------
David K. Fagin               Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                     Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1988                         Chairman and President, Nye Corp.
----------------------------------------------------------------------------------------------
F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                    environmental and civil engineers
2001
----------------------------------------------------------------------------------------------
Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor Stores
(11/16/41)                   Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse
1994                         Company, and US Airways Group, Inc.
----------------------------------------------------------------------------------------------
John G. Schreiber            Owner/President, Centaur Capital Partners, Inc., a real
(10/21/46)                   estate investment company; Senior Advisor and Partner,
2001                         Blackstone Real Estate Advisors, L.P.; Director, AMLI
                             Residential Properties Trust,  Host Marriott Corp., and The
                             Rouse Company

----------------------------------------------------------------------------------------------
Hubert D. Vos                Owner/President, Stonington Capital Corp., a private
(8/2/33)                     investment company
1986
----------------------------------------------------------------------------------------------

*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


Independent Trustees (continued)

Name
(Date of Birth)             Principal Occupation(s) During Past 5 Years and
Year Elected*               Directorships of Other Public Companies
-------------------------------------------------------------------------------------------------------
Paul M. Wythes              Founding Partner, Sutter Hill Ventures, a venture capital
(6/23/33)                   limited partnership, providing equity capital to young high-technology
1994                        companies throughout the United States; Director, Teltone Corp.
-------------------------------------------------------------------------------------------------------

*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

Inside Trustees

Name
(Date of Birth)*
Year Elected*
[Number of T. Rowe Price    Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]        Directorships of Other Public Companies
-------------------------------------------------------------------------------------------------------
James A.C. Kennedy          Director and Vice President, T. Rowe Price and T. Rowe Price
(8/15/53)                   Group, Inc.
1997
[37]
-------------------------------------------------------------------------------------------------------
James S. Riepe              Director and Vice President, T. Rowe Price; Vice Chairman of
(6/25/43)                   the Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1986                        Chairman of the Board and Director, T. Rowe Price Global Asset
[105]                       Management Limited, T. Rowe Price Investment Services, Inc.,
                            T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
                            Services, Inc.; Chairman of the Board, Director, President,
                            and Trust Officer, T. Rowe Price Trust Company; Director,
                            T. Rowe Price International, Inc., and T. Rowe Price Global
                            Investment Services Limited; Chairman of the Board, Capital
                            Appreciation Fund

-------------------------------------------------------------------------------------------------------
M. David Testa              Chief Investment Officer, Director, and Vice President, T.
(4/22/44)                   Rowe Price; Vice Chairman of the Board, Chief Investment Officer,
1997                        Director, and Vice President, T. Rowe Price Group, Inc.; Director,
[105]                       T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
                            Investment Services Limited, and T. Rowe Price International, Inc.;
                            Director and Vice President, T. Rowe Price Trust Company; Vice
                            President, Capital Appreciation Fund
-------------------------------------------------------------------------------------------------------

**Each inside trustee serves until the election of a successor.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served                   Principal Occupation(s)
---------------------------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)               Vice President, T. Rowe Price, T. Rowe Price
President, Capital Appreciation Fund       Group, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
Andrew M. Brooks (2/16/56)                 Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.
---------------------------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)               Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Appreciation Fund       Group, Inc., and T. Rowe Price Investment
                                           Services, Inc.
---------------------------------------------------------------------------------------------------
Arthur B. Cecil III (9/15/42)              Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.
---------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                Director and Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc., T. Rowe Price Investment Services,
                                           Inc., T. Rowe Price Services, Inc., and
                                           T. Rowe Price Trust Company; Vice President,
                                           T. Rowe Price, T. Rowe Price International,
                                           Inc., and T. Rowe Price Retirement Plan Services, Inc.
---------------------------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                  Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Trust Company
---------------------------------------------------------------------------------------------------
David M. Lee (11/13/62)                    Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.
---------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)              Assistant Vice President, T. Rowe Price and
Secretary, Capital Appreciation Fund       T. Rowe Price Investment Services, Inc.
---------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)               Vice President, T. Rowe Price, T. Rowe Price
Controller, Capital Appreciation Fund      Group, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
Charles M. Ober (4/20/50)                  Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.
---------------------------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                  Director and Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.; Vice President, T. Rowe Price and
                                           T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
David J. Wallack (7/2/60)                  Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund  Group, Inc.
---------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.
          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

     T. ROWE PRICE RETIREMENT SERVICES

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(R) Portfolio Tracker(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(R) Portfolio Watchlist(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(R) Portfolio X-Ray(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

     COLLEGE PLANNING

           With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

           T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

           We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

           Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

           College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

           College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
--------------------------------------------------------------------------------

     ADVISORY SERVICES

           If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

           The T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

           Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

           T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

           Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

           Morningstar(R) Clear Future(SM) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

           *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

     BROKERAGE SERVICES
     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

           T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

           Brokerage Advantage. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

           Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

           Margin and Options Trading for qualified investors.

           Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

           Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

           Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

           * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

           ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS
(CONTINUED)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+  Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


[LOGO]                          T. Rowe Price Investment Services, Inc.
T. Rowe Price                   100 East Pratt Street
INVEST WITH CONFIDENCE          Baltimore, MD 21202